UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/03/2005

URBAN OUTFITTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-22754

Pennsylvania	23-2003332
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1809 Walnut Street, Philadelphia PA 19103
(Address of Principal Executive Offices, Including Zip Code)

(215) 564-2313
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On February 3, 2005, the Company issued a sales release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The sales release disclosed material non-public information regarding the Company's sales for the three months and year ended January 31, 2005.

Item 9.01.    Financial Statements and Exhibits

99.1 Sales Release dated February 3, 2005 - Sales for the three months and year ended January 31, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: February 03, 2005.	By:	/s/ John E. Kyees
John E. Kyees
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Sales Release dated February 3, 2005 - Sales for the three months and year ended January 31, 2005